                                                                   EXHIBIT 10.13


                               AMENDMENT NO. 1 TO
                              THE CREDIT AGREEMENT


                                                     Dated as of October 2, 2000

         AMENDMENT NO. 1 TO THE CREDIT AGREEMENT dated as of October 2, 2000 among Advance Paradigm, Inc., a Delaware corporation (the "BORROWER"), the Subsidiary Guarantors, the Lenders, Bank One, N.A., as Documentation Agent, Bank of America, N.A., as Collateral Agent and as Administrative Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arranger and as Syndication Agent and Banc of America Securities LLC as Joint Lead Arranger for the Lenders.

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders and the Agents have entered into a Credit Agreement dated as of October 2, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

         (2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

         SECTION 1. Amendment. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 2 hereof, hereby amended by adding to the end of Section 9.07 a new subsection (k) as follows:

                  Further and notwithstanding any other provision set forth in this Agreement including without limitation clause (j) above, any Lender Party that is a fund that invests in bank loans may pledge all or any portion of the Advances owing to it and the Note or Notes, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such fund as security for such obligations or securities; provided, that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this
         Section 9.07, no such pledge shall release the pledging Lender from any of the rights or obligations of a Lender under the Loan Documents even thought such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

         SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender and each of the Subsidiary Guarantors have executed this Amendment. Furthermore this Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

         SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) the representations and warranties contained in each Loan Document are correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date;

                  (b) no Default has occurred and is continuing under the Credit Agreement, as amended hereby, or would result from this Amendment.

         SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder". "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. Costs, Expenses, Taxes. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment, the Notes and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        ADVANCE PARADIGM, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Name:
                                        Title: Executive Vice President & CFO

                             SUBSIDIARY GUARANTORS

                                        PCS HOLDING CORPORATION

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        PCS HEALTH SYSTEMS, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        CLINICAL PHARMACEUTICALS, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        PCS MAIL SERVICES, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        PCS SERVICES, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        ADVP CONSOLIDATION, L.L.C.

                                        By:
                                               --------------------------------
                                        Title:

                                        FOUNDATION HEALTH
                                        PHARMACEUTICAL SERVICES, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        BAUMEL-EISNER NEUROMEDICAL
                                        RESEARCH, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        FIRST FLORIDA INTERNATIONAL
                                        HOLDINGS, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        FFI RX MANAGED CARE, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        FIRST FLORIDA MANAGED CARE, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        PCS MAIL SERVICES OF
                                        BIRMINGHAM, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        PCS MAIL SERVICES OF FT. WORTH INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        PCS MAIL SERVICES OF SCOTTSDALE, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        ADVP OPERATIONS, L.P.

                                        By: Advance Paradigm, Inc.
                                            its general partner

                                            By:    /s/ [ILLEGIBLE]
                                                   ----------------------------
                                            Title:

                                        ADVP MANAGEMENT, L.P.

                                        By: Advance Paradigm, Inc.,
                                            its general partner
                                            By:    /s/ [ILLEGIBLE]
                                                   ----------------------------
                                            Title:

                                        ADVANCE RX.COM, L.P.

                                        By: Advance Paradigm, Inc.
                                            its general partner

                                            By:    /s/ [ILLEGIBLE]
                                                   ----------------------------
                                            Title:

                                        INNOVATIVE MEDICAL RESEARCH,
                                        INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        MATURE RX PLUS OF NEVADA, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:


                                        AMBULATORY CARE REVIEW
                                        SERVICES, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        PHOENIX COMMUNICATIONS
                                        INTERNATIONAL, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        INNOVATIVE PHARMACEUTICAL
                                        STRATEGIES, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        HMN HEALTH SERVICES, INC.

                                        By:    /s/ [ILLEGIBLE]
                                               --------------------------------
                                        Title:

                                        BANK OF AMERICA, N.A.
                                          as Administrative Agent, Collateral
                                          Agent and Initial Lender

                                        By:
                                            ------------------------------------
                                            Title:

                                        BANK ONE, N.A., as Documentation
                                        Agent

                                        By:
                                            ------------------------------------
                                            Title:

                                        MERRILL LYNCH, PIERCE, FENNER &
                                        SMITH INCORPORATED, as Syndication
                                        Agent

                                        By:
                                            ------------------------------------
                                            Title:

                                        LENDERS

                                        MERRILL LYNCH CAPITAL
                                        CORPORATION

                                        By:
                                            ------------------------------------
                                        Title:

                                        BANK ONE, N.A.

                                        By:
                                            ------------------------------------
                                        Title:

                                        CREDIT SUISSE FIRST BOSTON

                                        By:
                                            ------------------------------------
                                        Title:

                                        By:
                                            ------------------------------------
                                        Title:

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION

                                        By:
                                            ------------------------------------
                                        Title:

                                        FIRST UNION NATIONAL BANK

                                        By:
                                            ------------------------------------
                                        Title:

                                        BANK OF CHINA, NEW YORK
                                        BRANCH

                                        By:
                                            ------------------------------------
                                        Title:

                                        RAYMOND JAMES BANK, FSB

                                        By:
                                            ------------------------------------
                                        Title:

                                        CIBC INC.

                                        By:
                                            ------------------------------------
                                        Title:

                                        THE BANK OF NOVA SCOTIA

                                        By:
                                            ------------------------------------
                                        Title:

                                        ERSTE BANK DER
                                        OESTERREICHISCHEN SPARKASSEN
                                        AG - NEW YORK

                                        By:
                                            ------------------------------------
                                        Title:

                                        ABBEY NATIONAL TREASURY
                                        SERVICES PLC, LONDON

                                        By:
                                            ------------------------------------
                                            Title:

                                        NORTHWOODS CAPITAL II, LIMITED
                                        By: Angelo, Gordon & Co., L.P., as
                                        Collateral Manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE

                                        By:
                                            ------------------------------------
                                            Title:

                                        ARES LEVERAGED INVESTMENT
                                        FUND, L.P.

                                        By:
                                            ------------------------------------
                                            Title:

                                        ARES LEVERAGED INVESTMENT
                                        FUND II, L.P.

                                        By:
                                            ------------------------------------
                                            Title:

                                        PROMETHEUS INVESTMENT
                                        FUNDING NO. 1 LTD.

                                        By: CPF Asset Advisory L.P., as
                                        Investment Manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        By:
                                            ------------------------------------
                                            Title:

                                        CARLYLE HIGH YIELD FUND, L.P.

                                        By:
                                            ------------------------------------
                                            Title:

                                        CARLYLE HIGH YIELD PARTNER II,
                                        LTD.

                                        By:
                                            ------------------------------------
                                            Title:

                                        BAVARIA TRR CORPORATION

                                        By:
                                            ------------------------------------
                                            Title:

                                       CARAVELLE INVESTMENT FUND,
                                       L.L.C.

                                       By:
                                           -------------------------------------
                                           Title:

                                       SIERRA CLO I, LTD.

                                       By:
                                           -------------------------------------
                                           Title:

                                       CITADEL HILL 2000 LTD.

                                       By:
                                           -------------------------------------
                                           Title:

                                       FIVE FINANCE CORPORATION
                                       Citibank, N.A. as Additional Investment
                                       Manager for and on behalf of Five Finance
                                       Corporation

                                       By:
                                           -------------------------------------
                                           Title:

                                       TYLER TRADING, INC.

                                       By:
                                           -------------------------------------
                                           Title:

                                       FLEET NATIONAL BANK FOR THE
                                       ACCOUNT OF FLAGSHIP CLO

                                       By:
                                           -------------------------------------
                                           Title:

                                       FOOTHILL INCOME TRUST, L.P.
                                       By FIT GP, LLC, its General Partner

                                       By:
                                           -------------------------------------
                                           Title: Managing Member

                                        FRANKLIN CLO I, LIMITED

                                        By:
                                            ------------------------------------
                                            Title:

                                        FRANKLIN FLOATING RATE MASTER
                                        SERIES

                                        By:
                                            ------------------------------------
                                            Title:

                                        FRANKLIN FLOATING RATE TRUST

                                        By:
                                            ------------------------------------
                                            Title:

                                        HELLER FINANCIAL, INC.

                                        By:
                                            ------------------------------------
                                            Title:

                                        KATONAH I, LTD.

                                        By:
                                            ------------------------------------
                                            Title:

                                        NOMURA BOND & LOAN FUND

                                        By:
                                            ------------------------------------
                                            Title:

                                        NUVEEN FLOATING RATE FUND
                                        By: Nuveen Senior Loan Asset Management
                                        Inc.

                                        By:
                                            ------------------------------------
                                            Title:

                                        NUVEEN SENIOR INCOME FUND
                                        By: Nuveen Senior Loan Asset Management
                                        Inc.

                                        By:
                                            ------------------------------------
                                            Title:

                                        ML CLO XII PILGRIM OF AMERICA
                                        (CAYMAN) LTD.

                                        By: Pilgrim Investments, Inc., as its
                                        investment manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        ML CLO XV PILGRIM AMERICA
                                        (CAYMAN) LTD.

                                        By: Pilgrim Investments, Inc., as its
                                        investment manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        ML CLO XX PILGRIM AMERICA
                                        (CAYMAN) LTD.

                                        By: Pilgrim Investments, Inc., as its
                                        investment manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        PILGRIM PRIME RATE TRUST

                                        By: Pilgrim Investments, Inc., as its
                                        investment manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        PILGRIM CLO 1999-1 LTD.

                                        By: Pilgrim Investments, Inc., as its
                                        investment manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        SEQUILS-PILGRIM I, LTD.

                                        By: Pilgrim Investments, Inc., as its
                                        investment manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        OPPENHEIMER SENIOR FLOATING
                                        RATE FUND

                                        By:
                                            ------------------------------------
                                            Title:

                                        HARBOURVIEW CDO II, LTD.

                                        By:
                                            ------------------------------------
                                            Title:

                                        KZH SHOSHONE LLC

                                        By:
                                            ------------------------------------
                                            Title:

                                        APEX (IDM) CDO I, LTD.

                                        By:
                                            ------------------------------------
                                            Title:

                                        ELC (CAYMAN) LTD. CDO SERIES
                                        1999-1

                                        By:
                                            ------------------------------------
                                            Title:

                                        ELC (CAYMAN) LTD. 2000-1

                                        By:
                                            ------------------------------------
                                            Title:

                                        KZH WATERSIDE LLC

                                        By:
                                            ------------------------------------
                                            Title:

                                        KZH ING-1 LLC

                                        By:
                                            ------------------------------------
                                            Title:

                                        KZH ING-2 LLC

                                        By:
                                            ------------------------------------
                                            Title:

                                        KZH ING-3 LLC

                                        By:
                                            ------------------------------------
                                            Title:

                                        ARCHIMEDES FUNDING IV, LTD

                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        NEMEAN CLO, LTD

                                        By: ING Capital Advisors LLC, as
                                        Investment Manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        THE ING CAPITAL SENIOR SECURED
                                        HIGH INCOME FUND HOLDINGS, LTD.

                                        By: ING Capital Advisors LLC, as
                                        Investment Manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        SWISS LIFE US RAINBOW LIMITED

                                        By: ING Capital Advisors LLC, as
                                        Investment Manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        MAPLEWOOD (CAYMAN) LIMITED
                                        MASSMUTUAL INVESTMENT ADVISOR

                                        By:
                                            ------------------------------------
                                            Title:

                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY

                                        By:
                                            ------------------------------------
                                            Title:

                                        MASSMUTUAL HIGH YIELD
                                        PARTNERS II, LLC

                                        By:
                                            ------------------------------------
                                            Title:

                                        SIMSBURY CLO, LIMITED

                                        By:
                                            ------------------------------------
                                            Title:

                                        SUFFIELD CLO, LIMITED

                                        By:
                                            ------------------------------------
                                            Title:

                                        WILBRAHAM CBO, LIMITED

                                        By:
                                            ------------------------------------
                                            Title:

                                        STEIN, ROE & FARNHAM, as agent for
                                        KEYPORT LIFE INSURANCE
                                        COMPANY

                                        By:
                                            ------------------------------------
                                            Title:

                                        LIBERTY-STEIN ROE ADVISOR
                                        FLOATING RATE ADVANTAGE FUND

                                        By: Stein Roe & Farnham Incorporated, as
                                        Advisor

                                        By:
                                            ------------------------------------
                                            Title:

                                        SRF 2000 LLC

                                        By:
                                            ------------------------------------
                                            Title:

                                        SRF TRADING, INC.

                                        By:
                                            ------------------------------------
                                            Title:

                                        STEIN ROE FLOATING RATE LIMITED
                                        LIABILITY COMPANY

                                        By:
                                            ------------------------------------
                                            Title:

                                        VAN KAMPEN SENIOR INCOME
                                        TRUST

                                        By:
                                            ------------------------------------
                                            Title:

                                        VAN KAMPEN CLO I, LIMITED

                                        By:
                                            ------------------------------------
                                            Title:

                                        VAN KAMPEN CLO II, LIMITED

                                        By:
                                            ------------------------------------
                                            Title:

                                        MONY LIFE INSURANCE COMPANY

                                        By:
                                            ------------------------------------
                                            Title:

                                        AIMCO CDO SERIES 2000-A

                                        By:
                                            ------------------------------------
                                            Title:

                                        ALLSTATE LIFE INSURANCE
                                        COMPANY

                                        By:
                                            ------------------------------------
                                            Title:

                                        ARES III CLO LTD.

                                        By: ARES CLO Management LLC

                                        By:
                                            ------------------------------------
                                            Title:

                                        TRYON CLO LTD. 2000-1

                                        By:
                                            ------------------------------------
                                            Title:

                                        MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST

                                        By:
                                            ------------------------------------
                                            Title:

                                        CAPTIVA III FINANCE LTD.

                                        as advised by Pacific Investment
                                        Management Company LLC

                                        By:
                                            ------------------------------------
                                            Title:

                                        WINDSOR LOAN FUNDING, LIMITED

                                        By: Stanfield Capital Partners LLC, as
                                        its Investment Manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        STANFIELD/RMF TRANSATLANTIC
                                        CDO, LTD.

                                        By: Stanfield Capital Partners LLC, as
                                        its Collateral Manager

                                        By:
                                            ------------------------------------
                                            Title:

                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research, as
                                        Investment Advisor

                                        By:
                                            ------------------------------------
                                            Title:

                                        EATON VANCE CDO III, LTD.

                                        By: Eaton Vance Management, as
                                        Investment Advisor

                                        By:
                                            ------------------------------------
                                            Title:

                                        EATON VANCE INSTITUTIONAL
                                        SENIOR LOAN FUND

                                        By: Eaton Vance Management, as
                                        Investment Advisor

                                        By:
                                            ------------------------------------
                                            Title:

                                        OXFORD STRATEGIC INCOME FUND

                                        By: Eaton Vance Management, as
                                        Investment Advisor

                                        By:
                                            ------------------------------------
                                            Title:

                                        EATON VANCE SENIOR INCOME
                                        TRUST

                                        By: Eaton Vance Management, as
                                        Investment Advisor

                                        By:
                                            ------------------------------------
                                            Title:

                                        FIRST DOMINION FUNDING II


                                        By:
                                            ------------------------------------
                                            Title:

                                        FIRST DOMINION FUNDING III

                                        By:
                                            ------------------------------------
                                            Title:

                                        SANKATY HIGH YIELD PARTNERS II,
                                        L.P.

                                        By:
                                            ------------------------------------
                                            Title:

                                        BRANT POINT II CBO 2000-1-LTD.

                                        By:
                                            ------------------------------------
                                            Title:

                                        GREAT POINT CLO 1999-1 LTD.

                                        By:
                                            ------------------------------------
                                            Title:

                                        FLEET NATIONAL BANK AS
                                        TRUST ADMINISTRATOR FOR LONG
                                        LANE MASTER TRUST IV

                                        By:
                                            ------------------------------------
                                            Title: